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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 -------------

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           Schick Technologies, Inc.
            (Exact name of Registrant as specified in its charter)

                   Delaware                                 11-3374812
(State of Incorporation or Organization)   (I.R.S. Employer Identification no.)

          31-00 47th Avenue
          Long Island City, New York                      11101
(Address of Principal Executive Offices)                 (Zip Code)

          If this Form relates to the        If this Form relates to the
          registration of a class of         registration of a class of debt
          debt securities and is             securities and is to become
          effective upon filing pursuant     effective simultaneously with the
          to General Instruction A(c)(1)     effectiveness of a concurrent
          please check the following         registration statement under the
          box. / /                           Securities Act of 1933 pursuant
                                             to General Instruction A(c)(2)
                                             please check the following box./ /

       Securities to be registered pursuant to Section 12(b) of the Act:

          Title of Each Class                Name of Each Exchange on Which
          to be so Registered                 Each Class is to be Registered
          -------------------                 ------------------------------
            Not Applicable                          Not Applicable

       Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
                    ---------------------------------------
                               (Title of Class)

                                  Page 1 of 4

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Item 1.   Description of Registrant's Securities to be Registered.

     The securities to be registered hereunder are common stock, par value $0.01 per share (the "Common Stock") of Schick Technologies, Inc. (the "Registrant"). A description of the Common Stock is set forth under the caption "Description of Capital Stock" contained in the prospectus forming a part of the Registrant's Registration Statement on Form S-1, as amended (the "Registration Statement") (File No. 333-27035) initially filed with the Securities and Exchange Commission on May 13, 1997. Such description, and as it may be subsequently amended, is incorporated herein by reference.

Item 2.   Exhibits.

     The following exhibits are filed as a part of this Registration Statement:

     Exhibit
       No.      Description
     -------    -----------
        1.      Amended and Restated Certificate of Incorporation of
                the Registrant, incorporated herein by reference to
                Exhibit 3.1 to the Registration Statement.

        2. By-laws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration Statement.

        3. Form of Registrant's Common Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

        4. Form of Registrant's Warrant, incorporated by reference to Exhibit 4.2 to the Registration Statement.

        5. The Registrant's 1996 Employee Stock Option Plan, incorporated by reference to Exhibit 10.1 to the Registration Statement.

        6. The Registrant's 1997 Stock Option Plan for Non-Employee Directors, incorporated by reference to Exhibit 10.2 to the Registration Statement.

                                  Page 2 of 4

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                                   SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                            SCHICK TECHNOLOGIES, INC.

Date: June 9, 1997                      By: /s/ Zvi N. Raskin
                                            Name:  Zvi N. Raskin
                                            Title: General Counsel and Secretary

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                               INDEX TO EXHIBITS

                                                                 Sequentially
Exhibit No.                    Description                       Numbered Page
-----------                    -----------                       -------------
    1. Amended and Restated Certificate of Incorporation of the Registrant, incorporated herein by reference to Exhibit 3.1 to the Registration Statement.

    2. By-laws of the Registrant, incorporated herein by reference to Exhibit 3.2 to the Registration
             Statement.

    3. Form of Registrant's Common Stock Certificate, incorporated herein by reference to Exhibit 4.1 to the Registration Statement.

    4. Form of Registrant's Warrant, incorporated by reference to Exhibit 4.2 to the Registration
             Statement.

    5. The Registrant's 1996 Employee Stock Option plan, incorporated by reference to Exhibit 10.1 to the Registration Statement.

    6.       The Registrant's 1997 Stock Option Plan for
             Non-Employee Directors, incorporated by reference to Exhibit 10.2 to the Registration Statement.

                                  Page 4 of 4